UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2023

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26224	51-0317849
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1100 Campus Road
Princeton, NJ 08540
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (609) 275-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities Registered Pursuant to Section12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, Par Value $.01 Per Share	IART	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 21, 2023, Integra LifeSciences Holdings Corporation (the “Company”) announced the appointment of Lea Daniels Knight to serve as its Executive Vice President and Chief Financial Officer effective June 28, 2023 (the “Effective Date”). In this capacity, Ms. Knight will be the Company’s principal financial officer.

Ms. Knight, 52, previously served as Executive Vice President of Business Finance at Booz Allen Hamilton, from September 2022 to June 2023, and was responsible for providing strategic and financial leadership. Prior to her role at Booz Allen Hamilton, she worked for 18 years in the pharmaceuticals sector of Johnson & Johnson (and its subsidiaries), most recently serving as Chief Financial Officer and Vice President of Finance of Janssen NA Pharmaceuticals from October 2021 to July 2022, Vice President of Finance of Janssen Supply Group LLC from July 2018 to October 2021, and Vice President, Global Services – NA Finance Service Delivery of Johnson & Johnson, Services Inc. from April 2016 to July 2018. While at Johnson & Johnson, Ms. Knight partnered with various functions across multiple sectors and operating companies to shape strategy, manage risk and oversee financial processes. Ms. Knight holds a B.S. in Accounting from the University of Virginia and an M.B.A. in Finance and Strategic Management from the Wharton School of the University of Pennsylvania, and is a licensed certified public accountant in Pennsylvania.

In connection with Ms. Knight’s appointment as the Company’s Executive Vice President and Chief Financial Officer, she will be entitled to receive an annual base salary of $600,000. Ms. Knight will be eligible to participate in the Company’s annual cash bonus program with a target bonus opportunity equal to 90% of her base salary. Her actual bonus will be based on the achievement of Company performance targets as well as individual strategic objectives established under the annual cash bonus program. Ms. Knight also will receive a one-time award of restricted stock with an aggregate grant date value of $1,000,000 under the Integra LifeSciences Holdings Corporation Fifth Amended and Restated 2003 Equity Incentive Plan. This award will be made on or around July 1, 2023 in two separate grants, the first of which shall consist of $750,000 of restricted stock which shall vest in in three substantially equal annual installments starting on the first anniversary of the grant date and the second of which shall consist of $250,000 of restricted stock which shall vest on the third anniversary of the grant date, subject, in each case, to Ms. Knight’s continued service with the Company through the applicable vesting dates. Ms. Knight also will receive a one-time cash sign-on payment of $350,000. If, during the twenty-four month period following the Effective Date, Ms. Knight voluntarily leaves the Company, she will be required to repay the full amount of this cash sign-on payment. In addition, Ms. Knight’s target long-term incentive grant value for performance year 2024 will be $1,650,000, with the type and terms of such long-term incentive awards the same as those for the Company’s named executive officers (other than the chief executive officer) as described in the Company’s Definitive Proxy Statement for the 2023 Annual Meeting of Stockholders, filed on Schedule 14A with the Securities and Exchange Commission (the “SEC”) on April 6, 2023 (the “Proxy Statement”). The Company also will reimburse Ms. Knight for up to $30,000 of certain relocation-related expenses.

As of the Effective Date, Ms. Knight will become an executive participant in the Company’s change in control severance program. Ms. Knight also will be eligible to participate in the Company’s other benefit plans and programs such as health and life insurance, income protection in a circumstance of long-term and short-term disability, education assistance, and retirement and severance benefits plans, descriptions of which are included in the Proxy Statement.

In connection with her appointment, Ms. Knight also will enter into the Company’s standard indemnification agreement (the “Indemnification Agreement”), the form of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 19, 2022. Pursuant to the terms of the Indemnification Agreement, the Company may be required, among other things, to indemnify Ms. Knight for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by her in any action or proceeding arising out of her services as an executive officer of the Company.

Other than with respect to the compensation matters described above, there are no arrangements or understandings between Ms. Knight and any other persons pursuant to which Ms. Knight was appointed the Company’s Executive Vice President and Chief Financial Officer. There are no family relationships between Ms. Knight and any director or executive officer of the Company and Ms. Knight has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Jeffrey Mosebrook, who has served as the Company’s principal financial officer since February 2, 2023, will cease to serve in that role as of the Effective Date. Mr. Mosebrook will continue to serve as Senior Vice President, Finance and as the Company’s principal accounting officer.

ITEM 7.01 REGULATION FD DISCLOSURE

On June 21, 2023, the Company issued a press release announcing certain of the matters described under Item 5.02 of this Current Report on Form 8-K. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Information in this Item 7.01 and Exhibit 99.1 of Item 9.01 below shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such a filing.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1 Press Release, dated June 21, 2023, issued by Integra LifeSciences Holdings Corporation

104 Cover Page Interactive Data File (embedded within the inline XRBL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Date: June 21, 2023	By:	/s/ Eric I. Schwartz
Eric I. Schwartz
	Title:	Executive Vice President, Chief Legal Officer and
Secretary